Exhibit 10.20
AMENDMENT NO. 1 TO LOAN AGREEMENT
This Amendment No. 1 (the “Amendment”) dated as of November 17, 2010, is between Bank of America, N.A. (the “Bank”), Resources Connection, Inc. (“Borrower 1”) and Resources Connection LLC (“Borrower 2”) (Borrower 1 and Borrower 2 are sometimes referred to collectively as the “Borrowers” and individually as the “Borrower”).
RECITALS
A. The Bank and the Borrowers entered into a certain Loan Agreement dated as of November 30, 2009 (together with any previous amendments, the “Agreement”).
B. The Bank and the Borrowers desire to amend the Agreement.
AGREEMENT
1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
2. Amendments. The Agreement is hereby amended as follows:
2.1	Paragraph number 1.2 is hereby amended to read in its entirety as follows:
“1.2 Availability Period. The line of credit is available between the date of this Agreement and November 29, 2011, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility No. 1 Expiration Date”).”
2.2	In paragraph number 7.3, entitled “Unencumbered Liquid Assets,” the amount “Fifty Million and 00/100 Dollars ($50,000,000.00)” is changed to “Thirty Million and 00/100 Dollars ($30,000,000.00)”.

2.3	Paragraph number 7.4, entitled “Profitability” is hereby deleted in its entirety.

2.4	Subparagraph number 7.7(e) is hereby amended to read in its entirety as follows:
“(e)	Additional debts and capital lease obligations for business purposes which do not exceed a total principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) outstanding at any one time.”
2.5	Subparagraph number 7.8(d) is hereby amended to read in its entirety as follows:
“(d)	Additional purchase money security interests in assets acquired after the date of this Agreement, if the total principal amount of debts secured by such liens does not exceed Twenty-Five Million and 00/100 Dollars ($25,000,000.00) at any one time.”
2.6	Subparagraph number 7.10(d) is hereby amended to read in its entirety as follows:
“(d)	Extensions of credit that do not exceed an aggregate amount of Ten Million and 00/100 Dollars ($10,000,000.00) outstanding at any one time.”
2.7	Paragraph number 7.12, entitled “Change of Ownership” is hereby deleted in its entirety.

2.8	Subparagraph number 7.13(b) is hereby deleted in its entirety.

2.9	Subparagraph number 7.14(a) is hereby amended to read in its entirety as follows:
“(a)	Any lawsuit that is filed against any Borrower or any Obligor with claim that exceeds (10%) of its current assets valued at cost.”
2.10	Subparagraph number 7.14(f) is hereby deleted in its entirety.

2.11	Paragraph number 7.21, entitled “Material Subsidiaries” is hereby deleted in its entirety.

2.12	Paragraph number 7.22, entitled “Other Subsidiaries” is hereby deleted in its entirety.
3. Representations and Warranties. When the Borrowers sign this Amendment, each of the Borrowers represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
This Amendment is executed as of the date stated at the beginning of this Amendment.
Bank of America, N.A.
By:
Name:
Title:

BORROWER(S):
Resources Connection, Inc.
By:
Name: Nathan W. Franke
Title: Executive Vice President/CFO
Resources Connection LLC
By:
Name: Nathan W. Franke
Title: Executive Vice President/CFO